Exhibit 10.1

FORM OF VOTING AGREEMENT

     THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of June 2, 2005, by and among Sun Microsystems, Inc., a Delaware corporation (“Parent”), Storage Technology Corporation, a Delaware corporation (the “Company”), and the undersigned stockholder (“Stockholder”) of the Company.

RECITALS

     A. Concurrently with the execution of this Agreement, Parent, Stanford Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provides for the merger (the “Merger”) of Merger Sub with and into the Company.

     B. Pursuant to the Merger, all of the issued and outstanding shares of capital stock of the Company will be canceled and converted into the right to receive the consideration set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement.

     C. In order to induce Parent to execute the Merger Agreement, Stockholder desires to vote the Shares, or any other shares of capital stock of the Company acquired by Stockholder hereafter and prior to the Expiration Date (as defined in Section 1(b) hereof) so as to facilitate the consummation of the Merger. The execution and delivery of this Agreement and of the attached form of proxy is a material condition to Parent’s willingness to enter into the Merger Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

          (a) A Person shall be deemed to “Beneficially Own” a security if such Person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security.

          (b) “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, or (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof.

          (c) “Options” shall mean all securities Beneficially Owned by Stockholder that are convertible into, or exercisable or exchangeable for, shares of capital stock of the

Company, including options, warrants and other rights to acquire shares of Company Common Stock or other shares of capital stock of the Company.

          (d) “Person” shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

          (e) “Shares” shall mean all shares of capital stock of the Company Beneficially Owned by Stockholder, including all shares of capital stock of the Company of which Stockholder acquires Beneficial Ownership during the period from the date of this Agreement through the Expiration Date, including, without limitation, shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of Options.

          (f) “Tender” shall mean, with respect to any security, the direct or indirect assignment, sale, transfer or tender of such security or any right, title or interest therein to any Person or “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) advocating or making any proposal in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement.

     2. No Tender of Shares or Options. Stockholder agrees that, at all times during the period beginning on the date hereof and ending on the Expiration Date, Stockholder shall not cause or permit any Tender of any Shares or Options, or make any agreement relating thereto.

     3. No Transfer of Voting Rights. Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not deposit (or permit the deposit of) any Shares or Options in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares or Options.

     4. Agreement to Vote Shares. Until the Expiration Date, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, Stockholder shall vote, to the extent not voted by the Person(s) appointed under the Proxy (as defined below), the Shares or cause the Shares to be voted:

          (i) in favor of adoption and approval of the Merger Agreement, in favor of approval of the Merger and its principal terms and in favor of each of the other actions contemplated by the Merger Agreement and the Proxy and any action required in furtherance thereof;

          (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement, and against any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement; and

          (iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease, license or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

     Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 4.

     5. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent an irrevocable proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, covering the total number of Shares, and shall automatically terminate upon the Expiration Date.

     6. Representations, Warranties and Covenants of Stockholder. Stockholder represents, warrants and covenants to Parent as follows:

          (i) Stockholder has the full power to vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares.

          (ii) As of the date hereof, the Shares are, and at all times up until the Expiration Date the Shares will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances of any kind or nature, in each case that would impair Stockholder’s ability to fulfill its obligations under Section 4. The execution and delivery of this Agreement by Stockholder do not, and Stockholder’s performance of its obligations under this Agreement will not conflict with or violate any order, decree, judgment or agreement applicable to Stockholder or by which Stockholder or any of Stockholder’s properties or Shares is bound.

          (iii) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement, the Proxy and any other related agreements to which Stockholder is a party.

          (iv) Stockholder agrees that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (b) alleges that the execution and delivery of this Agreement by Stockholder, either alone or together with the other Company voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the board of directors of the Company, breaches any fiduciary duty of the board of directors of the Company or any member thereof.

     7. Additional Documents. Stockholder and the Company hereby covenant and agree to execute and deliver any additional documents reasonably necessary or desirable, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement.

     8. Consents and Waivers. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement or instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have.

     9. Termination. This Agreement and the Proxy delivered in connection herewith shall automatically terminate and shall have no further force or effect as of the Expiration Date.

     10. Capacity. The parties hereto acknowledge and agree that this Agreement and the Proxy are entered into by Stockholder in Stockholder’s capacity as a stockholder of the Company and shall not be construed to have any effect on Stockholder’s fiduciary obligations as a member of the Board of Directors of the Company.

     11. Miscellaneous.

          (a) Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally or by courier service, (ii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if sent via facsimile (receipt confirmed), or (iii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered to the parties at the following addresses or facsimile numbers (or pursuant to such other instructions as may be designated in writing by the party to receive such notice):

(i)	if to Parent, to:

Sun Microsystems, Inc. 4120 Network Circle Santa Clara, CA 95054 Attention: Brian Sutphin and Brian Martin Facsimile: (408) 276-4601

with a copy to:

Wilson Sonsini Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, California 94304 Attention: Martin W. Korman Facsimile: (650) 493-6811

(ii)	if to Company, to: Storage Technology Corporation One StorageTek Drive Louisville, Colorado 80028 Attention: Patrick J. Martin Facsimile: (303) 673-4150

with a copy to:

Cadwalader, Wickersham & Taft LLP One World Financial Center New York, NY 10281 Attention: Dennis J. Block Facsimile: (212) 504-6666

(iii)	if to Stockholder: To the address for notice set forth on the signature page hereof.

          (c) Headings. All captions and section headings used in this Agreement are for convenience only and do not form a part of this Agreement.

          (d) Counterparts. This Agreement may be executed in one or more counterparts (including execution by facsimile signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          (e) Entire Agreement; Amendment. This Agreement and the Proxy constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be changed or modified, except by an agreement in writing specifically referencing this Agreement and executed by each of the parties hereto.

          (f) Severability. In the event that any provision of this Agreement, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

          (h) Remedies. The parties acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

          (i) Binding Effect; No Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

SUN MICROSYSTEMS, INC.	STOCKHOLDER:

By:
Name:	Signature
Title:

Print Name

STORAGE TECHNOLOGY CORPORATION

By:	Address
Name:
Title:

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EXHIBIT A

IRREVOCABLE PROXY

     The undersigned stockholder (“Stockholder”) of Storage Technology, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints the Chief Financial Officer and the General Counsel of Sun Microsystems, Inc., a Delaware corporation (“Parent”), and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that are beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”), in accordance with the terms of this Proxy until the Expiration Date (as defined in the that certain Voting Agreement, dated of even date herewith, by and among Parent, the Company and Stockholder (the “Voting Agreement”)). Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined in the Voting Agreement).

     This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to the Voting Agreement, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 2, 2005, by and among Parent, Stanford Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company. The Merger Agreement provides for the merger of Merger Sub with and into the Company in accordance with its terms (the “Merger”), and Stockholder is receiving a portion of the proceeds of the Merger.

     The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date (as defined in the Voting Agreement), to act as the undersigned’s attorney-in-fact and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

     (i) in favor of adoption and approval of the Merger Agreement, in favor of approval of the Merger and its principal terms and in favor of each of the other actions contemplated by the Merger Agreement and the Proxy and any action required in furtherance thereof;

     (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement, and against any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement; and

     (iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease, license or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

     The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (i), (ii) or (iii) above, and Stockholder may vote the Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

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     This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date (as defined in the Voting Agreement).

Dated: June 2, 2005

Signature

Print Name

Address

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